Exhibit 10.4

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of __________ ____, 2024, by and among:

(a)             Duke Energy Progress, LLC (in its individual capacity, the “Company”), as the Receivables Servicer referred to below, in its separate capacity as the initial servicer of the NC Customer Property (as defined herein) (including any successor in such capacity, the “NC Property Servicer”) and in its separate capacity as the initial servicer of the SC Customer Property (as defined herein) referred to below (including any successor in such capacity, the “SC Property Servicer”; the NC Property Servicer and the SC Property Servicer, each a “Property Servicer”), and in its separate respective capacities as a collection agent for the benefit of each of the Property Servicers and the Receivables Servicer in accordance with the terms of this Agreement;

(b)             Duke Energy Progress NC Storm Funding LLC, a Delaware limited liability company (the “NC Bond Issuer”);

(c)             The Bank of New York Mellon Trust Company, National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “NC Bond Trustee”) under the NC Indenture referred to below;

(d)             Duke Energy Progress SC Storm Funding LLC, a Delaware limited liability company (the “SC Bond Issuer” and, together with the NC Bond Issuer, the “Bond Issuers”);

(e)             U.S. Bank Trust Company, National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “SC Bond Trustee” and, together with the NC Bond Trustee, the “Bond Trustees”) under the SC Indenture referred to below;

(f)              Duke Energy Progress Receivables LLC, a Delaware limited liability company (the “Buyer”); and

(g)             MUFG Bank, Ltd., as Administrative Agent (in such capacity, and including any successor agent, the “Administrative Agent”) for the Receivables Lenders referred to below.

WHEREAS, pursuant to the terms of that certain Receivables Purchase Agreement, dated as of December 20, 2013 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Purchase Agreement”), between the Buyer and the Company, the Company has sold and may hereafter sell to the Buyer all of the Company’s right, title and interest in and to certain Receivables, Related Security, Collections and all Proceeds (as such terms are defined in the Purchase Agreement; and the Receivables, Related Security, Collections and all Proceeds thereof are collectively referred to herein as the “Receivables”);

WHEREAS, pursuant to that certain Credit Agreement, dated as of December 20, 2013 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Credit Agreement”), by and among the Buyer, the Administrative Agent and the financial institutions and other entities party thereto as Lenders and as Managing Agents (such Lenders, such Managing Agents and the Administrative Agent being collectively referred to as the “Receivables Lenders”), the Buyer has granted a security interest in the Receivables to the Administrative Agent for the benefit of the Receivables Lenders; and

WHEREAS, pursuant to the terms of the Purchase Agreement, the Credit Agreement and the Servicing Agreement, dated as of December 20, 2013 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Receivables Servicing Agreement”, and together with the Purchase Agreement and the Credit Agreement, collectively, the “Receivables Agreements”), the Company has been appointed as a servicer (the “Receivables Servicer”) and has agreed to provide certain servicing and collection functions with respect to the Receivables;

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Purchase and Sale Agreement, dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC Sale Agreement”), between the NC Bond Issuer and the Company in its capacity as seller, the Company has sold to the NC Bond Issuer certain assets known as “Storm Recovery Property” which includes the right to impose, charge and collect “Storm Recovery Charges” as each such term is defined or as otherwise used in N.C. Gen. Stat. § 62-172 (such Storm Recovery Property, the “NC Customer Property” and such Storm Recovery Charges, the “NC Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement (as defined in the NC Indenture) and any other supplemental indenture from time to time, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “NC Indenture”), between the NC Bond Issuer and the NC Bond Trustee, the NC Bond Issuer, among other things, has granted to the NC Bond Trustee a security interest in certain of its assets, including the NC Customer Property, to secure, among other things, the bonds issued pursuant to the NC Indenture (the “NC Bonds”);

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Servicing Agreement dated as of November 24, 2021 (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “NC Servicing Agreement,” and the NC Servicing Agreement, together with the NC Sale Agreement and the NC Indenture, the “NC Bond Agreements”), between the NC Bond Issuer and the NC Property Servicer, the NC Property Servicer has agreed to provide for the benefit of the NC Bond Issuer certain servicing and collection functions with respect to the NC Customer Charges;

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Purchase and Sale Agreement, dated on or around [_________ ___, 2024] (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “SC Sale Agreement”), between the SC Bond Issuer and the Company in its capacity as seller, the Company has sold to the SC Bond Issuer certain assets known as “Storm Recovery Property” which includes the right to impose, charge and collect “Storm Recovery Charges” as each such term is defined or as otherwise used in S.C. Code Ann. § 58-27-1100-1180 (such Storm Recovery Property, the “SC Customer Property” and such Storm Recovery Charges, the “SC Customer Charges”; the SC Customer Property together with the NC Customer Property, the “Customer Property” and the SC Customer Charges together with the SC Customer Charges, the “Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated on or around [________ ___, 2024] (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement (as defined in the SC Indenture) and any other supplemental indenture from time to time, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “SC Indenture” and together with the NC Indenture, the “Indentures”), between the SC Bond Issuer and the SC Bond Trustee, the SC Bond Issuer, among other things, has granted to the SC Bond Trustee a security interest in certain of its assets, including the SC Customer Property, to secure, among other things, the bonds issued pursuant to the SC Indenture (the “SC Bonds”);

WHEREAS, pursuant to the terms of that certain Storm Recovery Property Servicing Agreement dated on or around [___________ ___, 2024] (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time, the “SC Servicing Agreement,” and, together with the NC Servicing Agreement and the Receivables Servicing Agreement, the “Servicing Agreements”; and the SC Servicing Agreement, together with the SC Sale Agreement and the SC Indenture, the “SC Bond Agreements” and together with the NC Bond Agreements, the “Bond Agreements”), between the SC Bond Issuer and the SC Property Servicer, the SC Property Servicer has agreed to provide for the benefit of the SC Bond Issuer certain servicing and collection functions with respect to the SC Customer Charges;

WHEREAS, the Receivables, the NC Customer Charges and the SC Customer Charges will be invoiced collectively on single bills sent to the Company’s retail customers (the “Customers”), which Customers are obligated to pay each of the Receivables, the NC Customer Charges and the SC Customer Charges, and the parties hereto wish to agree upon their respective rights relating to the Receivables, the NC Customer Charges and the SC Customer Charges and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the NC Bond Agreements, the SC Bond Agreements and the Receivables Agreements; and

WHEREAS, the Administrative Agent, on behalf of the Receivables Lenders, has a security interest in the Receivables, the NC Bond Trustee has a security interest in the NC Customer Charges and the SC Bond Trustee has a security interest in the SC Customer Charges, and neither the NC Bond Trustee nor the SC Bond Trustee have a security interest in the Receivables, neither the Administrative Agent nor the SC Bond Trustee have a security interest in the NC Customer Charges and neither the Administrative Agent nor the NC Bond Trustee have a security interest in the SC Customer Charges.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.             Acknowledgment of Ownership Interests and Security Interests.

(a)             Each of the parties hereto hereby acknowledges the ownership interest of the NC Bond Issuer in the NC Customer Property, including the NC Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the NC Bond Trustee for the benefit of itself and the holders of the NC Bonds. Each of the parties hereto hereby acknowledges the ownership interest of the SC Bond Issuer in the SC Customer Property, including the SC Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the SC Bond Trustee for the benefit of itself and the holders of the SC Bonds. Each of the parties hereto hereby acknowledges the ownership interest and security interests of the Buyer and the Receivables Lenders in the Receivables and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom. The parties hereto agree that the NC Customer Property, the SC Customer Property and the Receivables each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill. The Company and the Receivables Servicer further agree that they will not include any Customer Property in calculating the amount of the Receivables sold or financed or to be sold or financed under the Receivables Agreements. Accordingly, the Receivables Lenders and the Receivables Servicer each acknowledge that, notwithstanding anything in the Receivables Agreements to the contrary, none of such parties has any interest in the Customer Property, and each Bond Trustee, each Bond Issuer and each Property Servicer further acknowledge that, notwithstanding anything in the Bond Agreements to the contrary, none of such parties has any interest in the Receivables.

(b)             Each of the Administrative Agent and the Buyer hereby releases all liens and security interests of any kind whatsoever which the Administrative Agent or the Buyer may hold in any Customer Property. Each of the Administrative Agent and Buyer agrees, upon the reasonable request of the Company or a Bond Trustee, to execute and deliver to such Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or such Bond Trustee may reasonably request in order to evidence the release provided for in this Section 1(b) and/or to execute and deliver to such Bond Trustee UCC financing statement amendments to exclude the Customer Property from the collateral covered by any existing UCC financing statements relating to the Receivables Agreements; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(b).

(c)             For the avoidance of doubt, each Bond Issuer and each Bond Trustee hereby releases all liens and security interests, if any, of any kind whatsoever which either of them may hold in the Receivables. Each Bond Issuer and each Bond Trustee agrees, upon the reasonable request of the Administrative Agent or the Buyer, to execute and deliver to the Administrative Agent or the Buyer, as applicable, such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Administrative Agent or the Buyer may reasonably request in order to evidence the release provided for in this Section 1(c) and/or to execute and deliver to the Administrative Agent or the Buyer, as applicable, UCC financing statement amendments to exclude such Receivables from the assets covered by any existing UCC financing statements relating to the Bond Agreements; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(c).

SECTION 2.             Deposit Accounts.

(a)             The parties hereto each acknowledge that collections with respect to the Customer Property and the Receivables may from time to time be deposited into one or more designated accounts of the Buyer (the “Buyer Accounts”) and that such Buyer Accounts are subject to a security interest in favor of the Administrative Agent and account control agreements among the Buyer, the Administrative Agent and the applicable account bank (the “Account Control Agreements”). Further, the parties hereto each acknowledge that collections with respect to the Customer Property and the Receivables may from time to time be deposited into one or more designated accounts of the Company or the Receivables Servicer (the “Company Accounts” and together with the Buyer Accounts, the “Deposit Accounts”). Subject to Section 4, the Company, in its capacity as a collection agent for the benefit of the other parties hereto, agrees to:

(i)            maintain the collections in the Deposit Accounts for the benefit of each Property Servicer, each Bond Trustee, each Bond Issuer, the Receivables Servicer, the Buyer, the Administrative Agent and the Receivables Lenders, as their respective interests may appear, subject to the perfected security interest of the Administrative Agent in the Deposit Accounts and the provisions of the Receivables Agreements and this Agreement;

(ii)            promptly identify which funds constitute collections in respect of the NC Customer Property, the SC Customer Property and the Receivables, respectively, and allocate and remit funds from the Deposit Accounts (x) in the case of collections relating to the NC Customer Property, at the times and in the manner specified in the NC Bond Agreements to the NC Bond Trustee; (y) in the case of collections relating to the SC Customer Property, at the times and in the manner specified in the SC Bond Agreements to the SC Bond Trustee; and (z) in the case of collections relating to the Receivables, allocate and remit funds to the Receivables Lenders and the Buyer at the times and in the manner specified in the Receivables Agreements; provided, that:

(A)            with respect to each customer rate class, to the extent that any shortfall exists between the aggregate amount billed and the aggregate amount collected in the Deposit Accounts, such shortfall will be allocated among the NC Customer Charges, the SC Customer Charges and the Receivables pursuant to the following formula: (x) the amount billed with respect to NC Customer Charge, the SC Customer Charge or the Receivable, as applicable, minus (y)(1) the amount billed with respect to the NC Customer Charge, the SC Customer Charge or the Receivable, as applicable, multiplied by (2) (A) the total amount collected, divided by (B) the total amount billed; and

(B)            late payment penalties of the Receivables shall be allocated (x) to the Administrative Agent for the benefit of the Receivables Lenders to the extent that any such late payment penalties have been pledged to the Administrative Agent for the benefit of the Receivables Lenders and (y) otherwise to the Company; and

(iii)           maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the identifications and allocations as provided above in this subsection (a).

(b)             Each Bond Trustee, each Bond Issuer, the Buyer and the Receivables Lenders shall each have the right to require an accounting from time to time of collections, deposits, allocations and remittances by the Company relating to the Deposit Accounts. Because of difficulties inherent in allocating collections on a daily basis, the Property Servicers may implement percentage-based estimates for the purposes of determining the amount of collections which are allocable to the Customer Property, which allocations will be subject to monthly reconciliations but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences. In the event that the estimated remittances to the NC Bond Issuer or the SC Bond Issuer, as applicable, for any calendar month are less than the actual amounts of the related NC Customer Charge collections or the related SC Customer Charge collections, as applicable, such Bond Issuer shall look to the related Property Servicer for any such shortfall and shall have no claims against the Administrative Agent, the Buyer or the Receivables Lenders for such amounts. In the event that the estimated remittances to the NC Bond Issuer or the SC Bond Issuer, as applicable, are greater than the actual amounts of the related NC Customer Charge collections or the related SC Customer Charge collections, as applicable, such Bond Issuer, as applicable, shall remit such excess collections (or net such excess collections in accordance with the following sentence) to the related Property Servicer for forwarding to the Administrative Agent for the benefit of the Receivables Lenders (or the Receivables Servicer on their behalf) for application in accordance with the terms of the Receivables Agreements. Notwithstanding the foregoing, nothing in this paragraph shall (i) eliminate the right of the Receivables Lenders and the Administrative Agent, as assignees of the Company and/or the Buyer under the Receivables Agreements, to cause any such reconciliation payments to be paid directly to the Administrative Agent or its designee or (ii) eliminate or impair any rights or remedies the Administrative Agent or any Receivables Lender may have under the Receivables Agreements, or release the Buyer, the Company or the Receivables Servicer from any obligations under the Receivables Agreements, in respect of any such shortfall or (iii) prohibit any party (the “remitting party”) from netting any reconciliation payments to be paid under this clause (b) by such remitting party to another party (the “receiving party”) against the amounts to be paid under this clause (b) by such receiving party to the remitting party.

(c)             For the avoidance of doubt, the NC Bond Trustee and the NC Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the SC Customer Charges or the Receivables and the SC Bond Trustee and the SC Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable as collections with respect to the NC Customer Charges or the Receivables. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(d)             In no event may a Bond Trustee, a Bond Issuer or a Property Servicer take any action with respect to Customer Charges in a manner that would result in such Bond Trustee obtaining possession of, or any control over, collections of Receivables or any Deposit Account. In the event that a Bond Trustee, a Bond Issuer or a Property Servicer obtains possession of any collections related to the Receivables, such Bond Trustee, a Bond Issuer or a Property Servicer, as applicable, shall notify the Administrative Agent of such fact, shall hold such amounts in trust and shall promptly deliver them to the Administrative Agent (or its designees) upon request. Except as contemplated by this Section 2 with respect to the Administrative Agent’s exercise of control over the Buyer Accounts, in no event may the Administrative Agent or the Buyer take any action with respect to the collection of the Receivables in a manner that would result in the Administrative Agent or the Buyer, as applicable, obtaining possession of, or any control over, collections of Customer Charges. In the event that the Buyer obtains possession of any collections of Customer Charges, the Buyer shall notify the related Bond Trustee of such fact, shall hold them in trust and shall promptly deliver them to such Bond Trustee upon request.

(e)             In the event that the Administrative Agent has exercised exclusive control over any Buyer Account (an “Exclusive Control Event”), it shall, promptly following receipt of information provided to it by the Company and consistent with this Section 2 and Section 7 which allocates the funds on deposit therein as being related to the Customer Property, remit such collections related to the Customer Property at the direction of the applicable Property Servicer. Following an Exclusive Control Event in respect of any Buyer Account, if any funds in such Buyer Account are identified as constituting NC Customer Property or SC Customer Property, upon the request of the NC Property Servicer or the SC Property Servicer, as applicable, the Administrative Agent shall (at the expense of the Company) promptly remit such funds to the account specified by the related Property Servicer; provided, however, that the Administrative Agent shall be under no duty or obligation to turn over any collections related to the SC Customer Property or NC Customer Property if either (i) the Administrative Agent has not received such information and reports reasonably requested by the Administrative Agent detailing the amount of funds then held in the Deposit Accounts that constitute collections related to Receivables and the amount of funds that constitute funds related to Customer Property or (ii) the Administrative Agent believes in good faith such funds related to Customer Property constitute available funds and the remittance of such funds to the applicable Bond Trustee would violate any applicable law or any order of any court or other governmental authority; provided, further, that if by sixty (60) days following the occurrence of the Exclusive Control Event, the Administrative Agent has not received such information set forth in clause (i) of the immediately preceding proviso, the Administrative Agent shall (unless clause (ii) in the immediately preceding proviso applies) make such allocation on the basis of the allocation for the last month prior to the Exclusive Control Event for which the Company performed the allocation or provided information for the allocation of funds in such Deposit Account and remit such funds in accordance with such allocation on the next succeeding calendar month end and on each calendar month end thereafter.

(f)             Except as expressly contemplated herein, each of the Company and the Buyer agrees that it shall not sell, dispose of, or otherwise transfer ownership of a Deposit Account or any funds on deposit therein to any other person, nor create or suffer to exist any lien on any Deposit Account or any funds on deposit therein other than acknowledgments with respect to the property of any other entities or the collateral of any other creditors that may from time to time be deposited into the Deposit Accounts hereunder. Neither the Buyer nor the Company shall amend or modify the provisions governing the operation of any Deposit Account in any way which could adversely affect the provisions of this Agreement without the prior written consent of each other party hereto. Each of the Company and the Buyer agrees that it shall not allow any pledge or sale of any receivables, charges or other liabilities owned by it or by any of its subsidiaries in which the collections thereon are to be directed to any Deposit Account, unless the purchasers or secured parties with respect to any such receivables, charges or other liabilities agree to become parties hereto.

SECTION 3.             Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4.             Servicing.

(a)             Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall allocate and remit funds received from Customers for the benefit of the each Bond Issuer, each Bond Trustee, the Buyer and the Receivables Lenders, respectively, and, until the Company’s access to one or more of the Buyer Accounts is revoked pursuant to the Account Control Agreements, shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”) in accordance with the terms of this Agreement. The same entity must always act as servicer in the performance of the Allocation Services as to both the Bond Agreements and the Receivables Agreements.

(b)             In the event that a Bond Trustee is entitled to and directed by the applicable bondholders of the Bonds under the applicable Indenture to exercise its right, pursuant to the related Bond Agreements, to replace the Company as Property Servicer, or in the event that the Administrative Agent is entitled to and desires to exercise its right to replace the Company as Receivables Servicer, and, in either such case, therefore to terminate the role of the Company as the provider of the Allocation Services hereunder, the party desiring or directed to exercise such right shall promptly give written notice to the other parties (a “Servicer Termination Notice”) in accordance with the notice provisions of this Agreement and consult with the other with respect to the Person who would replace the Company in such capacity and also in its other capacities as Property Servicer under each Bond Agreement and/or Receivables Servicer under the Receivables Servicing Agreement, as applicable. Any successor to the Company in such capacities shall be agreed to by each Bond Trustee (in accordance with the Bond Agreements) and the Administrative Agent within ten (10) Business Days of the date of the Servicer Termination Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below) and otherwise satisfy the provisions of the Receivables Servicing Agreement and the Receivables Agreements. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Charlotte, North Carolina, Atlanta, Georgia or New York, New York. The Person named as replacement collection agent in accordance with this Section 4 is referred to herein as the “Replacement Collection Agent.” The parties hereto agree that any entity succeeding to the rights of the Company as Receivables Servicer or as Property Servicer shall be the same entity.

(c)             Anything in this Agreement to the contrary notwithstanding, any action taken by a Bond Trustee or the Administrative Agent to appoint a Replacement Servicer pursuant to this Section 4 shall be subject to the Rating Agency Condition. For the purposes of this Agreement, the “Rating Agency Condition” has the meaning set forth on Exhibit B. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5.             Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Customer Property and the Receivables which they may have in their possession or may from time to time receive from the Company, the Property Servicer or the Receivables Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same as may be reasonably necessary for the other parties hereto to exercise its rights under this Agreement or evaluate the performance of such party of its obligations hereunder or for any Replacement Collection Agent to perform its duties hereunder. The Company and the Buyer each hereby consents to the release of information regarding the Company and the Buyer, respectively, pursuant to this Section 5.

SECTION 6.             No Joint Venture; No Fiduciary Obligations; Etc.

(a)             Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Bond Issuers, the Bond Trustees, the Property Servicers, the Administrative Agent, the Receivables Lenders, the Receivables Servicer and the Buyer.

(b)             Neither Buyer nor the Administrative Agent is the agent of, or owes any fiduciary obligation to, any Bond Trustee, any Bond Issuer, the bondholders or any other party under this Agreement. Each Bond Trustee (on behalf of itself and the bondholders), each Bond Issuer and the Company hereby waives any right that it may now have or hereafter acquire to make any claim against the Buyer or the Administrative Agent, in their respective capacities as such, on the basis of any such fiduciary obligation hereunder. No Bond Trustee nor Bond Issuer is the agent of, or owes any fiduciary obligation to, the Buyer or the Administrative Agent or any other party under this Agreement. Each of the Administrative Agent, the Company and the Buyer hereby waives any right that it may now have or hereafter acquire to make any claim against any Bond Trustee or any Bond Issuer on the basis of any such fiduciary obligation hereunder.

(c)             Notwithstanding anything herein to the contrary, none of the Buyer, the Administrative Agent, any Bond Trustee or any Bond Issuer shall be required to take any action that exposes or which it reasonably believes could expose it to personal liability or that is contrary to either Indenture, any Servicing Agreement, any Receivables Agreement or applicable law.

(d)             None of the Buyer, the Administrative Agent, any Bond Trustee or any Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each of the Buyer, the Administrative Agent, each Bond Trustee and each Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by facsimile or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7.             Method of Adjustment and Allocation. Each of the parties hereto acknowledges that (i) the SC Property Servicer will adjust and calculate payments of SC Customer Charges in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the SC Servicing Agreement and allocate payments of Customer Charges in accordance with Section 6 of Exhibit A of the SC Servicing Agreement (attached as Exhibit C hereto) and (ii) the NC Property Servicer will adjust and calculate payments of NC Customer Charges in accordance with the calculation methodology specified in the true-up mechanism described in Section 4.01 of the NC Servicing Agreement and allocate payments of Customer Charges in accordance with Section 6 of Exhibit A of the NC Servicing Agreement (attached as Exhibit D hereto), and each of the parties hereto hereby acknowledges that none of the NC Bond Trustee, the SC Bond Trustee, the Administrative Agent nor any Receivables Lenders shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the Administrative Agent and the Receivables Lenders, the NC Bond Trustee and the SC Bond Trustee may, for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Property Servicer in making such adjustments, calculations and allocations. In addition, the Administrative Agent may, for the purposes of this Agreement, conclusively rely on the accuracy of the identification of receivables, allocations of collections and calculations by the Company as calculation agent. Such acknowledgement shall not relieve the Receivables Servicer of any of its obligations under the Receivables Agreements, including to make payments in accordance with the terms thereof, nor shall it relieve the Property Servicers of their respective obligations under the Servicing Agreements.

SECTION 8.             Termination. This Agreement shall terminate: (i) as to a Bond Issuer and the related Bond Trustee upon the payment in full of the related Bonds, and (ii) as to the Buyer, the Administrative Agent and the Receivables Lenders upon the termination of the Receivables Agreements as to the Company and the Buyer and the release of the Company and the Buyer from all further obligations thereunder, except, in each case, that the understandings and acknowledgements contained in Sections 1, 2, 3, 6 and 15 shall survive the termination of this Agreement. Termination of this Agreement as to any party or parties pursuant to the foregoing sentence shall not affect the rights and obligations of the remaining parties hereto vis-à-vis one another.

SECTION 9.             Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)            THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b)             In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 17 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan. Each of the Company, the Buyer, the Property Servicers, the Receivables Servicer and each Bond Issuer irrevocably designates CT Corporation System, 111 Eighth Avenue, New York, NY 10011, as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such action or proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction over it by such state or U.S. federal court in the Borough of Manhattan, and each of such parties stipulates that such appointment is irrevocable and coupled with an interest.

(c)            EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.         Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company. Notwithstanding anything herein to the contrary, no Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the related Indenture.

SECTION 11.          Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto, the holders of the Bonds and the Receivables Lenders, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12.          Amendments.

(a)             No amendment of the terms of this Agreement shall be effective unless evidenced by a written instrument signed by the parties hereto at the time of such amendment, except as provided in clause (b).

(b)             In the event that (x) the Company hereafter causes any property (“Additional Customer Property”) consisting of the right to impose specified charges on Customers to be created and sold and pledged by the buyer thereof for the benefit of bondholders pursuant to any financing order of the North Carolina Utilities Commission or the South Carolina Public Service Commission, and the Company acts as servicer for the bonds issued pursuant to such financing order, or (y) the Company enters into any new receivables program following the termination of the Receivables Agreements in which the Company participates as a seller or as a servicer of receivables, then, in either such event, upon the written request of the Company, the other parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such additional bonds, the indenture trustee therefor, and the servicer of such Additional Customer Property and/or the relevant purchasers, lenders and servicers under such replacement receivables program, as the case may be, and (ii) to reflect the rights and obligations of the parties with respect to such new receivables purchases on terms substantially similar to the rights and obligations of the Receivables Servicer, the Administrative Agent and the Receivables Lenders hereunder and (iii) to reflect the rights and obligations of the parties with respect to any such Additional Customer Property on terms substantially similar to the rights and obligations of each Bond Issuer, each Bond Trustee and each Property Servicer hereunder; provided that no such amendment shall be effective unless (x) evidenced by a written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or to the holders of the Bonds (in the case of each Bond Trustee) or to the Receivables Lenders (in the case of the Administrative Agent) than the terms contained herein. In addition, no Bond Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture, and shall be entitled to receive an Opinion of Counsel, as such term is defined in the applicable Indenture, stating that the execution of such amendment is authorized and permitted by this Agreement and the applicable Indenture and all conditions precedent, if any, provided for in this Agreement and the applicable Indenture relating to such amendment have been complied with.

SECTION 13.          Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14.        Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The words “execution”, “signed” and “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement (to the extent not prohibited under governing documents) shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15.          Nonpetition Covenant.

(a)             Notwithstanding any prior termination of this Agreement or the related Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last outstanding Bonds issued by such Bond Issuer, acquiesce, petition or otherwise invoke or cause a Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bond Issuer.

(b)             Notwithstanding any prior termination of this Agreement or the Credit Agreement, each of the parties hereto other than the Administrative Agent hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Credit Agreement and the payment in full of all amounts owing by the Buyer thereunder, acquiesce, petition or otherwise invoke or cause the Buyer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Buyer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Buyer or any substantial part of the property of the Buyer, or ordering the winding up or liquidation of the affairs of the Buyer.

SECTION 16.         Trustees. Each Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the respective Indenture.

SECTION 17.         Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, other electronic transmission (including email), first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

~~[~~REMAINDER OF PAGE INTENTIONALLY LEFT BLANK~~]~~

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DUKE ENERGY PROGRESS, LLC, as Company, as Property Servicer, as Receivables Servicer and as a collection agent

By:
Name:
Title:

DUKE ENERGY PROGRESS NC STORM FUNDING, LLC, as the NC Bond Issuer

By:
Name:
Title:

DUKE ENERGY PROGRESS SC STORM FUNDING, LLC, as the SC Bond Issuer

By:
Name:
Title:

DUKE ENERGY PROGRESS RECEIVABLES LLC, as the Buyer

By:
Name:
Title:

Signature Page to Intercreditor Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as the NC Bond Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as the SC Bond Trustee

By:
Name:
Title:

MUFG BANK, LTD., as Administrative Agent

By:
Name:
Title:

Signature Page to Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

Duke Energy Progress, LLC

550 South Tryon Street
Charlotte, North Carolina 28202
Attention: Treasurer
Telephone: (704) 382-3853

Email: [___]

Duke Energy Progress NC Storm Funding, LLC

410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Attention: Managers
Telephone: 704-382-3853

Email: [___]

Duke Energy Progress SC Storm Funding, LLC

[_________________]

Duke Energy Progress Receivables LLC

526 South Church Street
Charlotte, North Carolina 28202
Attention: Vice President and Treasurer
Telephone: (704) 382-2620
Facsimile: (704) 373-3699

Email: [__]

The Bank of New York Mellon Trust Company, National Association

Corporate Trust Department

4655 Salisbury Road, Suite 300

Jacksonville, FL 32256

Telephone: [904-998-4714]

Email: [___]

U.S. Bank Trust Company, National Association

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, IL 60603

Attention: Duke Energy Progress SC Storm Funding LLC

Email: [___]

MUFG Bank, Ltd.

[__________________]

EXHIBIT B

Rating Agency Condition

To Come

E-F-19